UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2022

East Resources Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39403 (Commission File Number)	85-1210472 (I.R.S. Employer Identification Number)

7777 NW Beacon Square Boulevard Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 826-3620

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	ERESU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	ERES	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ERESW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On August 30, 2022, East Resources Acquisition Company, a Delaware corporation (“ERES”), LMA Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of ERES (“LMA Merger Sub”), Abacus Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Abacus Merger Sub” and, together with LMA Merger Sub and ERES, the “ERES Parties”), Longevity Market Assets, LLC, a Florida limited liability company (“LMA”), and Abacus Settlements, LLC, a Florida limited liability company (“Abacus” and, together with LMA, the “Companies”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Merger Agreement, (i) LMA Merger Sub will merge with and into LMA, with LMA surviving such merger (the “LMA Merger”) and (ii) Abacus Merger Sub will merge with and into Abacus, with Abacus surviving such merger (the “Abacus Merger” and, together with the LMA Merger, the “Mergers” and, along with the transactions contemplated in the Merger Agreement, the “Transactions”) and the Companies will become direct wholly owned subsidiaries of ERES. Capitalized terms used, but not defined, in this Current Report on Form 8-K (this “Report”) have their respective meanings given to them in the Merger Agreement.

As part of the Transactions, the holders of the limited liability company interests of each of the Companies (collectively, the “Company Members”) will receive aggregate consideration of approximately $618.0 million, payable in a number of newly issued shares of ERES Class A common stock, par value $0.0001 per share (“ERES Class A common stock”), with a value ascribed to each share of ERES Class A common stock of $10.00 and, to the extent the Aggregate Transaction Proceeds exceed $200.0 million, at the election of the Company Members, up to $20.0 million of consideration payable in cash on a pro rata basis to the Company Members.

Representations and Warranties

Under the Merger Agreement, the Companies have made customary representations and warranties relating to organization, authorization, capitalization, subsidiaries of the Companies, consents and approvals, financial statements, absence of undisclosed liabilities, absence of certain changes, real estate, intellectual property, data privacy and security, litigation, material contracts, taxes, environmental matters, licenses and permits, employee benefits, labor and employment matters, international trade and anti-corruption matters, certain fees, insurance policies, affiliate transactions, information supplied, customers and suppliers, compliance with laws, sufficiency of assets, the Investment Company Act of 1940, as amended (the “Investment Company Act”) and disclaimer of warranties.

Under the Merger Agreement, the ERES Parties have made customary representations and warranties relating to organization, authorization, capitalization, consents and approvals, financial statements, business activities and absence of undisclosed liabilities, absence of certain changes, litigation, material contracts, taxes, compliance with laws, certain fees, Securities and Exchange Commission (“SEC”) reports, Nasdaq Stock Market LLC (“NASDAQ”) compliance and the Investment Company Act, information supplied, approvals of boards of directors or similar governing bodies and stockholders, ERES’s Trust Account (the “Trust Account”), affiliate transactions, independent investigation, employee benefits, valid issuance of securities and disclaimer of warranties.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to the conduct of their respective business operations prior to the consummation of the Transactions and efforts to satisfy conditions to the consummation of the Transactions. The Merger Agreement also contains additional covenants of the parties, including covenants providing for ERES and the Companies to cooperate in the preparation of the proxy statement required to be prepared in connection with the Transactions (the “Proxy Statement”).

Conditions to Closing

The respective obligations of the parties to consummate the Transactions, including the Mergers, are subject to the satisfaction, or written waiver by the parties, at or prior to the closing of the Transactions (the “Closing”) of the following conditions:

•

there must not be in effect any order prohibiting or preventing the consummation of the Transactions or any law adopted, enacted or promulgated that makes consummation of the Transactions illegal or otherwise prohibited;

•

all waiting periods and any extensions thereof applicable to the Transactions under the Hart-Scott-Rodino Act, and any commitments or agreements (including timing agreements) with any governmental entity not to consummate the Transactions before a certain date, must have expired or been terminated;

•	the offer contemplated by the Proxy Statement to be filed by ERES must have been completed in accordance with the terms of the Merger Agreement and the Proxy Statement;
•

the approval of each of the proposals set forth in the Proxy Statement to be filed by ERES must have been obtained in accordance with the Delaware General Corporation Law, ERES’s organizational documents and the rules and regulations of NASDAQ;

•

ERES must have received the approval of the Florida Office of Insurance Regulation and Abacus must be relicensed as a life settlement provider by the California Department of Insurance, each with respect to the change of control of Abacus contemplated by the Transactions without any agreement with, or condition or requirement imposed by, the Florida Office of Insurance Regulation or the California Department of Insurance that (i) has, or would reasonably be expected to have a material adverse effect on the Companies following the Closing or (b) involves any significant adverse effect on the economic benefits that either ERES or the Companies, respectively, reasonably expects to obtain from the Transactions;

•

after giving effect to the Transactions, ERES must have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Effective Time; and

•	the ERES Class A common stock to be issued in the Mergers must have been approved for listing by NASDAQ, subject only to official notice of issuance thereof.

Conditions to the Obligations of the Companies

The obligations of the Companies to consummate the Transactions are subject to the satisfaction, or written waiver by the Companies, at or prior to the Closing of the following conditions:

•

(i) the representations and warranties of the ERES Parties (other than fundamental representations), disregarding qualifications contained therein relating to materiality, must be true and correct as of the date of the consummation of the Transactions (the “Closing Date”) as if made at and as of such time (or, if given as of an earlier date, as of such earlier date), except that this condition will be satisfied unless any and all inaccuracies in such representations and warranties of the ERES Parties, in the aggregate, would or would reasonably be expected to result in a Material Adverse Effect with respect to the ERES Parties, and (ii) the fundamental representations of the ERES Parties must be true and correct in all respects as of the Closing Date (or, if given as of an earlier date, such earlier date);

•	the ERES Parties must have performed in all material respects their obligations under the Merger Agreement required to be performed by them at or prior to the Closing;

•

the Companies must have received a certificate executed and delivered by an authorized officer of ERES confirming that the conditions set forth in the immediately preceding bullet points have been satisfied;

•

the Aggregate Transaction Proceeds, plus the Sponsor PIK Note Amount (as defined below), if any, must be equal to or greater than $1,000,000 (the “Minimum Cash Amount”), and evidence thereof must have been delivered to the Companies; and

•

the directors and executive officers of ERES who are not continuing in their roles with the surviving company must have been removed from their respective positions or tendered their irrevocable resignations effective as of the Effective Time.

Conditions to the Obligations of the ERES Parties

The obligations of the ERES Parties to consummate the Transactions are subject to the satisfaction, or written waiver by the ERES Parties, at or prior to the Closing of the following conditions:

•

(i) the representations and warranties of the Companies (other than fundamental representations), disregarding qualifications contained therein relating to materiality, must be true and correct as of the Closing Date as if made at and as of such time (or, if given as of an earlier date, as of such earlier date), except that this condition will be satisfied unless any and all inaccuracies in such representations and warranties of the Companies, in the aggregate, would or would reasonably be expected to result in a material adverse effect with respect to the Companies, and (ii) the fundamental representations of the Companies must be true and correct in all respects as of the Closing Date (or, if given as of an earlier date, such earlier date);

•	each of the Companies must have performed in all material respects its obligations under the Merger Agreement required to be performed by it at or prior to the Closing;
•

the ERES Parties must have received a certificate executed and delivered by an authorized officer of each of the Companies confirming that the conditions set forth in the immediately preceding bullet points have been satisfied;

•	the ERES Parties must have received a copy of the written consent of Company Members of each of the Companies approving the Transactions, which consent must remain in full force and effect;
•	each of the Companies must have converted from a Florida limited liability company to a Delaware limited liability company at least five business days prior to the Closing Date; and
•	since the date of the Merger Agreement, a Material Adverse Effect with respect to the Companies must not have occurred.

Waivers

Either ERES or the Companies may waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement. Notwithstanding the foregoing, pursuant to ERES’s amended and restated certificate of incorporation, ERES cannot consummate the proposed Transactions if it has less than $5,000,001 of net tangible assets remaining upon consummation of the Transactions after taking into account the holders of public shares that properly demanded that ERES redeem their public shares for their pro rata share of the Trust Account.

Termination

The Merger Agreement may be terminated and the Transactions abandoned at any time prior to the Closing, as follows:

•	in writing, by mutual consent of ERES and each of the Companies;
•

by ERES or the Companies if any law or order permanently restraining, enjoining or otherwise prohibiting the consummation of the Mergers has been enacted and has become final and non-appealable, except that a party may not terminate the Merger Agreement for this reason if it has breached in any material respect its obligations set forth in the Merger Agreement in any manner that has proximately contributed to the enactment, issuance, promulgation or entry into such law or order;

•

by the Companies (if not in breach such that a closing condition cannot be satisfied) if any representation or warranty of the ERES Parties is not true and correct or if ERES has failed to perform any covenant or agreement made by ERES in the Merger Agreement, such that the conditions to the obligations of the ERES Parties, as described above, could not be satisfied and the breach causing such representations and warranties not to be true and correct, or the failure to perform any covenant or agreement, as applicable, is not cured or cannot be cured within the earlier of (i) thirty days after written notice of such breach is delivered to ERES by each of the Companies and (ii) January 27, 2023 (the “Outside Date”);

•

by ERES (if not in breach such that a closing condition cannot be satisfied) if any representation or warranty of the Companies is not true and correct or if the Companies have failed to perform any covenant or agreement made by the Companies in the Merger Agreement, such that the conditions to the obligations of the Companies, as described above, could not be satisfied and the breach causing such representations and warranties not to be true and correct, or the failure to perform any covenant or agreement, as applicable, is not cured or cannot be cured within the earlier of (i) thirty days after written notice of such breach is delivered to the Companies by ERES and (ii) the Outside Date;

•

subject to certain limited exceptions, by written notice by any party if the Closing has not occurred on or prior to the Outside Date so long as such party is not then in breach of the Merger Agreement in a manner that contributed to the occurrence of the failure of a condition;

•	by the Companies if ERES’s board of directors changes its recommendation in favor of the Transactions;
•

by ERES if the required approvals of the Company Members have not been obtained by 5:00 p.m. Eastern Time on August 31, 2022 or such approvals are revoked, modified or no longer in full force or effect; or

•	by ERES or the Companies if the approval of certain proposals contained in the Proxy Statement is not obtained at the ERES stockholders meeting (including any adjournments of such meeting).

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the entire text of the Merger Agreement, which is attached as Exhibit 2.1 hereto, and the Ancillary Agreements, all of which are incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the respective parties thereto made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the ERES Parties or the Companies at the time they were made or otherwise and should only be read in conjunction with the other information that ERES makes publicly available in reports, statements and other documents filed with the SEC.

Sponsor Support Agreement

In connection with the execution of the Merger Agreement, East Sponsor, LLC (the “Sponsor”) has entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) with ERES and the Companies, pursuant to which the Sponsor has agreed to, among other things, (i) vote at the special meeting of ERES stockholders to be called for approval of the Transactions all ERES Class A common stock or ERES Class B common stock, par value $0.0001 per share (collectively, the “Sponsor Securities”), held of record or thereafter acquired in favor of the proposals presented by ERES at such meeting, (ii) be bound by certain other covenants and agreements related to the Merger and (iii) be bound by certain transfer restrictions with respect to the Sponsor Securities, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement. The Sponsor Support Agreement also provides that the Sponsor has agreed irrevocably to waive its redemption rights in connection with the consummation of the Transactions with respect to any Sponsor Securities they may hold.

The Sponsor has also agreed, subject to certain exceptions, not to transfer (i) 15% of the shares of ERES Class A common stock received by the Sponsor in connection with the Closing until the date that is 180 days after the Closing Date and (ii) the remaining 85% of the shares of ERES Class A common stock received by the Sponsor in connection with the Closing until the date that is 24 months after the Closing Date.

The Sponsor has also agreed, subject to certain exceptions, not to transfer any private placement warrants of ERES purchased in connection with ERES’s initial public offering (the “Private Placement Warrants”) (or any share of ERES Class A common stock issued or issuable upon the exercise of the Private Placement Warrants) until 30 days after the Closing Date.

The Sponsor has also agreed that, in the event that immediately prior to the Closing, the Aggregate Transaction Proceeds are less than the Minimum Cash Amount, the Sponsor will make an unsecured loan to ERES (the “Sponsor PIK Note”) in an amount (the “Sponsor PIK Note Amount”) equal to the lesser of (i) the difference between the Minimum Cash Amount and the Aggregate Transaction Proceeds and (ii) the sum of the fees, costs and expenses incurred by the ERES Parties in connection with the Transactions and the fees, costs and expenses incurred by the Companies and the Company Members in connection with the Transactions.

The Sponsor Support Agreement will terminate upon the earlier of (i) the termination of the Merger Agreement in accordance with its terms or (ii) the date that is 24 months from the Closing Date.

The foregoing summary of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Company Support Agreement

In connection with the execution of the Merger Agreement, ERES, the Companies and the Company Members have entered into a Company Support Agreement (the “Company Support Agreement”). Pursuant to the Company Support Agreement, among other things, each Company Member has agreed to vote at any meeting of Company Members of each of the Companies, and in any written consent actions by consent of the Company Members of each of the Companies, all of its interests in each of the Companies held of record or thereafter acquired (i) in favor of any action necessary to authorize, approve or permit, on behalf of the Companies, the Transactions to be effected as contemplated therein and (ii) against other actions, proposals, agreements or transactions which are intended to, or would reasonable be expected to, prohibit, impede, interfere with, prevent or nullify the Transactions, in each case, on the terms and subject to the conditions set forth in the Company Support Agreement. Each Company Member has also agreed to be bound by certain transfer restrictions with respect to such Company Member’s interests in each of the Companies. Each Company Member has also agreed, subject to certain exceptions, not to transfer (x) 15% of the shares of ERES Class A common stock received by such Company Member in connection with the Closing until the date that is 180 days after the Closing Date and (y) the remaining 85% of the shares of ERES Class A common stock received by such Company Member in connection with the Closing until the date that is 24 months after the Closing Date. Additionally, each Company Member has agreed to waive any appraisal or dissenters’ rights in connection with the execution and delivery of the Merger Agreement or the consummation of the Transactions.

The foregoing summary of the Company Support Agreement is qualified in its entirety by reference to the full text of the Company Support Agreement, which is attached as Exhibit 10.2 hereto and incorporated by reference herein.

Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, ERES, certain stockholders of ERES and the Company Members will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which ERES will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of ERES Class A common stock and other equity securities of ERES that are held by the parties thereto from time to time. Pursuant to the Registration Rights Agreement, ERES will agree to file a shelf registration statement registering the resale of certain shares of ERES Class A common stock (including those held as of the effective time or issuable upon future exercise of the Private Placement Warrants) and the Private Placement Warrants under the Registration Rights Agreement within 30 days of the Closing. ERES also agreed to provide customary “piggyback” registration rights, subject to certain requirements and customary conditions. The Registration Rights Agreement also provides that ERES will pay certain expenses relating to such registrations and indemnify the stockholders against certain liabilities.

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, which is attached as Exhibit 10.3 hereto and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

Furnished herewith as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the press release jointly issued by the parties announcing the Transactions.

Furnished herewith as Exhibit 99.2 and incorporated into this Item 7.01 by reference is the investor presentation that is being presented to certain potential investors in connection with the Transactions.

The information set forth below under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Report contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Transactions, including statements regarding the anticipated benefits of the Transactions, the anticipated timing of the Transactions, the future financial condition and performance of the Companies and expected financial impacts of the Transactions (including future revenue and pro forma enterprise value) and the platform and markets and expected future growth and market opportunities of the Companies. These forward-looking statements generally are identified by the words “believe,” “predict,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “potential,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negatives of these terms or variations of them. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are inherently subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are beyond ERES’s or the Companies’ control, are difficult or impossible to predict and may differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including but not limited to: (i) the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of ERES’s securities, (ii) the risk that the Transactions may not be completed by ERES’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ERES, (iii) the failure to satisfy the conditions to the consummation of the Transactions, including the requisite approvals of ERES’s stockholders and the Companies’ owners, the satisfaction of the minimum aggregate transaction proceeds amount following any redemptions by ERES’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the Transactions, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the Transactions, (vi) the effect of the announcement or pendency of the Transactions on the Companies’ business or employee relationships, operating results and business generally, (vii) the risk that the Transactions disrupt current plans and operations of the Companies, (viii) the risk of difficulties in retaining employees of the Companies as a result of the Transactions, (ix) the outcome of any legal proceedings that may be instituted against the Companies or against ERES related to the Merger Agreement or the Transactions, (x) the ability to maintain the listing of ERES’s securities on a national securities exchange, (xi) changes in the competitive industries in which the Companies operate, variations in operating performance across competitors, changes in laws and regulations affecting the Companies’ business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Transactions, and the ability to identify and realize additional opportunities, (xiii) risks related to the uncertainty of the Companies’ projected financial information, (xiv) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, (xv) the risk that demand for the Companies’ life settlement and related offerings does not grow as expected, (xvi) the ability of the Companies to retain existing customers and attract new customers, (xvii) the potential inability of the Companies to manage growth effectively, (xviii) the potential inability of the Companies to grow their market share of the life settlement industry or to achieve efficiencies regarding their operating models or other costs, (xix) negative trends in the life settlement industry impacting the value of life settlements, including increases to the premium costs of life insurance policies, increased longevity of insureds, and errors in the methodology and assumptions of life expectancy reports, (xx) legal challenges by insurers relating to the validity of the origination or assignment of certain life settlements, (xxi) the enforceability of the Companies’ intellectual property rights, including their trademarks and trade secrets, and the potential infringement on the intellectual property rights of others, (xxii) the Companies’ dependence on senior management and other key employees, (xxiii) the risk of downturns and a changing regulatory landscape in the industry in which the Companies operate, and (xxiv) costs related to the Transactions and the failure to realize anticipated benefits of the Transactions or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exhaustive.

Nothing in this Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should carefully consider the foregoing factors and the other risks and uncertainties which will be more fully described in the “Risk Factors” section of the Proxy Statement discussed below and other documents filed by ERES from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers of this Report are cautioned not to put undue reliance on forward-looking statements, and the Companies and ERES assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Companies nor ERES gives any assurance that any of the Companies or ERES, or the combined company, will achieve expectations.

Additional Information About the Proposed Transactions and Where to Find It

This Report relates to the proposed Transactions. ERES intends to file a Proxy Statement relating to the Transactions with the SEC that will be sent to all ERES stockholders. ERES will also file other documents regarding the Transactions with the SEC. Before making any voting decision, investors, security holders and other interested persons of ERES and the Companies are urged to read the Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the Transactions as they become available because they will contain important information about the Transactions. Investors, security holders and other interested persons will be able to obtain free copies of the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by ERES through the website maintained by the SEC at www.sec.gov. The documents filed by ERES with the SEC also may be obtained free of charge upon written request to ERES at 7777 NW Beacon Square Boulevard, Boca Raton, Florida.

Participants in the Solicitation

ERES, the Companies and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ERES stockholders in connection with the Transactions. A list of the names of such directors and executive officers and information regarding their interests in the Transactions will be contained in the Proxy Statement when available. You can find more information about ERES’s directors and executive officers in ERES’s Annual Report on Form 10-K for the year ended December 31, 2021, which ERES filed with the SEC on June 22, 2022. You may obtain free copies of these documents as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit	Description
2.1†

Agreement and Plan of Merger, dated as of August 30, 2022, by and among East Resources Acquisition Company, LMA Merger Sub, LLC, Abacus Merger Sub, LLC, Longevity Market Assets, LLC and Abacus Settlements, LLC.

10.1	Sponsor Support Agreement, dated as of August 30, 2022, by and among East Resources Acquisition Company, Longevity Market Assets, LLC, Abacus Settlements, LLC and East Sponsor, LLC.
10.2	Company Support Agreement, dated as of August 30, 2022, by and among East Resources Acquisition Company, Longevity Market Assets, LLC, Abacus Settlements, LLC and the other parties signatory thereto.
10.3	Form of Registration Rights Agreement.
99.1	Press Release, dated August 30, 2022.
99.2	Investor Presentation.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2022

EAST RESOURCES ACQUISITION COMPANY

By:	/s/ Gary L. Hagerman, Jr.
Name:	Gary L. Hagerman, Jr.
Title:	Chief Financial Officer and Treasurer